Egoli Gas (Pty) Ltd (Reg. No.2006/009700/07) 1 Annet Road, Cottesloe, Johannesburg, 2092 • Private Bag X 10, Auckland Park, 2006
Tel: (011) 356 5000 • Fax: (086) 557 6672 • www.egoligas.co.za

MEMORANDUM OF UNDERSTANDING
Between,

Egoli Gas
1 Annet Road, Cottesloe, Johannesburg, 2092
Private Bag X 10, Auckland Park, 2006
Tel: (011) 356 5000 • Fax: (086) 557 6672
and

Dominovas Energy
1170 Peachtree St., N.E., 12th Floor
Atlanta, GA 30309
Tel: 800-679-1249 * Fax: 404-393-2007

Memorandum of Understanding, regarding the proposed 50kW fuel cell test system, planned installation at University of Johannesburg, Auckland Park Campus.

Egoli Gas, hereinafter, referred to as "EGOLI," and Dominovas Energy, hereinafter referred to as the "DOMINOVAS ENERGY":

1. Taking into account the successful presentation and approval of DOMINOVAS ENERGY management;
2. Guided by a mutual agreement that after the approval by DOMINOVAS ENERGY management, the MOU acceptance, and the signing of this MOU will activate the process of the 50kW fuel cell installation and EGOLI standpipe and meter installation to the specific site at University of Johannesburg.
3. The process incorporates the EGOLI meter and/or standpipe and the pipeline within the property that is to be designed, constructed, installed, tested, and commissioned by DOMINOVAS ENERGY for purposes of supplying gas to the 50kW fuel cell located at the University of Johannesburg (Kingsway Campus) at the address of B3 Lab 203 Kingsway Campus, P.O. Box 524 Auckland Park 2006, Johannesburg, South Africa, by no later than 1 April, 2017.

EGOLI and DOMINOVAS reached the following understanding:

1. PURPOSE

a. This Memorandum of Understanding (MOU) creates a framework for contribution to the capital cost of testing and building the case study of the fuel cell located at the University of Johannesburg located at B3 Lab 203 Kingsway Campus, P.O. Box 524 Auckland Park 2006, Johannesburg, South Africa.
b. The EGOLI capital contribution towards the case study of 2000 gigajoules for the entire evaluation period, commencing on 1 April 2017 until the use and expiration of the 2000 gigajoules at no cost to DOMINOVAS ENERGY.
c. EGOLI shall have the meter and/or standpipe for the supply of the natural gas pipe to DOMINOVAS at the proposed site, ready for connection at the site border and ready for first gas offtake by no later than **1 April 2017.**
d. EGOLI shall after the evaluation period have the **first right of supplying** the natural gas to the planned power generation facility of approximately 2.5 megawatt.

2. SCOPE OF PLANNED INFORMATION SHARING AND OUTLOOK

This MOU covers information and framework for the capital contribution, by means of natural gas supply to DOMINOVAS ENERGY's fuel cell located at the University of

Johannesburg located at B3 Lab 203 Kingsway Campus, P.O. Box 524 Auckland Park 2006, Johannesburg, South Africa.

3. **PLANNED AREAS OF COOPERATION**

Both EGOLI and DOMINOVAS ENERGY understand that activities under this MOU, in subject areas within EGOLI and DOMINOVAS ENERGY's respective purview are intended to include:

- **a.** DOMINOVAS ENERGY to provide specific information on exact supply location, and premises with boundaries, located at the University of Johannesburg located at B3 Lab 203 Kingsway Campus, P.O. Box 524 Auckland Park 2006, Johannesburg, South Africa on findings, statistics and results of the case study by DOMINOVAS ENERGY and consulting engineers;
- **b.** EGOLI to provide specific information on natural gas, pipe extension progress to DOMINOVAS ENERGY monthly;
- **c.** DOMINOVAS ENERGY to provide specific consumption information on natural gas application and specific volume of use for the natural gas (in gigajoules) on completion of case study by OEM equipment supplier and consulting engineers;
- **d.** DOMINOVAS ENERGY to exchange views and projections of demand profiles for flows of natural gas, on completion of case study by OEM equipment supplier and consulting engineers.

4. **FORMS OF COOPERATION**

- **a.** Monthly information feedback on the case study to EGOLI, by DOMINOVAS ENERGY, in person and/or electronically, regarding progress, estimated timeline of completion, and other relevant reports.
- **b.** Cooperative activities under this MOU are intended to complement both EGOLI, DOMINOVAS ENERGY, and the University of Johannesburg, in order to make effective use of this power generation and educational prospects of this opportunity.

5. **GENERAL CONSIDERATIONS**

- **a.** This MOU is not legally binding.
- **b.** EGOLI and DOMINOVAS ENERGY have identified the two primary points of contact for the implementation of this MOU as follows:
  - **I.** For EGOLI it is Mrs. Ewa Fabris,
  - **II.** For DOMINOVAS ENERGY it is Mr. Michael Watkins.
- **c.** Cooperation under this MOU will commence upon signature by both EGOLI and DOMINOVAS ENERGY's authorized representatives.
- **d.** EGOLI and DOMINOVAS ENERGY may not modify this MOU except by doing so in writing and upon mutual consent and approval.

6. **SPECIFIC INFORMATION;**

- **a.** DOMINOVAS ENERGY intends to install and operate a case study power generation facility at the University of Johannesburg located at B3 Lab 203 Kingsway Campus, P.O. Box 524 Auckland Park 2006, Johannesburg, South Africa of approximately 50kW. This power generation facility will be for power generation to the educational, residential, and administrative facilities on the premises, and for otherwise, known consumption.
- **b.** The specific DOMINOVAS ENERGY information on natural gas required volumes, in gigajoules month, was agreed on at a minimum of 1,000 gigajoules and maximum of 2,000 gigajoules for the entire evaluation period, from first offtake date.
- **c.** The exact and accurate information on natural gas volumes per hour, day, month and per annum, will be ascribed in the Gas Supply Agreement, on completion of case study by DOMINOVAS ENERGY and consulting engineers;
  - **I.** **TBD*** the exact calculated annual gigajoule consumption and load profile;
  - **II.** **TBD*** the information on application and specific use for the natural gas;

III. **TBD*** the demand profiles of natural gas uptake.
*TBD – To Be Determined

On behalf of Egoli Gas:

Signed: [signature]
Designation: Managing Director
Date: 2016/11/08
Place: Cottesloe

Witness 1:

Signed: [signature]
Full Names: 2016/11/08

Witness 2:

Signed: [signature]
Full Names: Vikash Sirkar
08/11/2016

On behalf of DOMINOVASENERGY:

Signed [signature]
Designation: Chief Operating Officer
Date: 2 November 2016
Place: Johannesburg, South Africa

Witness 1:

Signed [signature]
Full Names: Neal Allen

Witness 2:

Signed [signature]
Full Names: Emilio de Jesus